                                                                    Exhibit 23.1


                         Consent of Independent Auditors


     We consent to the reference to our firm under the caption 'Experts' and to the use of our report dated September 30, 1999 in Amendment No. 3 to the Registration Statement on Form S-1 and related prospectus of Infinite Technology Group Ltd. for the registration of 2,300,000 shares of its common stock.


                                                 /s/ ERNST & YOUNG LLP

Melville, New York
January 7, 2000